UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2007
Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island (State or other jurisdiction of incorporation)	1-6682 (Commission File Number)	05-0155090 (IRS Employer Identification No.)

1027 Newport Ave., Pawtucket, Rhode Island (Address of principal executive offices)	02862 (Zip Code)
Registrant’s telephone number, including area code: (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS
     This report contains forward-looking statements as defined by United States securities laws that involve inherent risks and uncertainties. These statements relate to an uncompleted securities offering. These statements are subject to completion of the securities offering. Completion of the securities offering requires, among other things, the satisfaction or waiver of the conditions to closing specified in the underwriting agreement, including the absence of a material adverse change to Hasbro, Inc., and other customary conditions. Therefore, actual outcomes and results may differ materially from what is expressed in those statements. The forward-looking statements contained in this report speak only as of the date hereof, and Hasbro, Inc. will not undertake efforts to revise those forward-looking statements to reflect events after this date.
Item 8.01. Other Events.
     On September 12, 2007, Hasbro, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto (collectively, the “Underwriters”) pursuant to which the Company agreed to sell and the Underwriters agreed to purchase, upon the terms and subject to the conditions set forth therein, $350 million aggregate principal amount of 6.30% Notes due 2017. The notes will be issued under the indenture with The Bank of Nova Scotia Trust Company of New York, as trustee, dated March 15, 2000, as supplemented by a supplemental indenture to be executed on September 17, 2007, the expected closing date of the issuance of the notes.
     The Company plans to use the proceeds from the sale of the notes to repay all outstanding amounts under its revolving credit facility and for general corporate and working capital purposes.
     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of the Company, previously filed with Securities and Exchange Commission (File No. 333-145947), the Company is filing the Underwriting Agreement as Exhibit 1.1 to such Registration Statement.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement dated as of September 12, 2007 by and among Hasbro, Inc., and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

By:	/s/ David D.R. Hargreaves

Name:	David D.R. Hargreaves
Title:	Executive Vice President, Finance and
Global Operations and Chief Financial Officer
(Principal Financial and Accounting Officer)
Date: September 13, 2007

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated as of September 12, 2007 by and among Hasbro, Inc., and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the several underwriters named in Schedule I thereto.

5